As filed with the U.S. Securities and Exchange Commission on January 19, 2018

Registration No. 333-217215

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 2

TO FORM S-3

ON

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

INSPIRED ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	7372	47-1025534

(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

250 West 57th Street, Suite 2223

New York, New York 10107

(646) 565-3861

(Address, including zip code, of principal executive offices and telephone number, including area code)

A. Lorne Weil

Executive Chairman

250 West 57th Street, Suite 2223

New York, New York 10107

(646) 565-3861

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Douglas S. Ellenoff, Esq.

Richard Baumann, Esq.

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, New York 10105

(212) 370-1300

Approximate date of commencement of proposed sale to public: From time to time after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☒

Registration No. 333-217215

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐	Smaller reporting company ☒
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

EXPLANATORY NOTE

This Post-Effective Amendment No. 2 (this “Amendment”) to the Registration Statement on Form S-1 (File No. 222-217215) (the “Registration Statement”) of Inspired Entertainment, Inc. is being filed solely to file the following exhibit to the Registration Statement: Exhibit 1.1 (Underwriting Agreement). This Amendment does not modify any other part of the Registration Statement. In accordance with Rule 462(d) under the Securities Act of 1933, as amended, this Amendment shall become effective immediately upon filing with the Securities and Exchange Commission.

PART II – INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. EXHIBITS

We hereby file as part of this prospectus the exhibits listed below. Exhibits which are incorporated herein by reference can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates, or on the SEC website at www.sec.gov.

Exhibit Number	Description
1.1**

Underwriting Agreement, dated January 17, 2018, by and among Inspired Entertainment, Inc., Morgan Stanley & Co. LLC, as underwriter, Landgame S.à.r.l., Ares Capital Europe Limited and Rossoff & Company LLC.

2.1	Share Sale Agreement, dated July 13, 2016, by and among Hydra Industries Acquisition Corp., the Vendors, Target Parent, DMWSL 632 Limited and Gaming Acquisitions Limited, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company, filed with the SEC on July 19, 2016.

2.2	Completion Arrangements Agreement, dated December 23, 2016, between Hydra Industries Acquisition Corp. and the Vendors listed in schedule 1 to the Share Sale Agreement, incorporated herein by reference to Exhibit 10.18 to the Current Report on Form 8-K of the Company, filed with the SEC on December 30, 2016

3.1	Second Amended and Restated Certificate of Incorporation of Inspired Entertainment, Inc., incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K of the Company, filed with the SEC on December 30, 2016.

3.2	Bylaws of Inspired Entertainment, Inc., incorporated herein by reference to Exhibit 3.3 of the Registration Statement on Form S-1 Company, filed with the SEC on August 19, 2014.

3.3	Certificate of Designation of the Series A Junior Participating Preferred Stock of the Company, dated August 14, 2017, incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K of the Company, filed with the SEC on August 14, 2017.

4.1	Registration Rights Agreement, dated October 24, 2014, between Hydra Industries Acquisition Corp. and certain security holders, incorporated herein by reference to Exhibit 10.5 to the Current Report on Form 8-K of the Company, filed with the SEC on October 29, 2014.

4.2	Warrant Agreement, dated October 24, 2014, between Hydra Industries Acquisition Corp. and Continental Stock Transfer & Trust Company, incorporated herein by reference to Exhibit 4.6 to the Current Report on Form 8-K of the Company, filed with the SEC on October 29, 2014.

4.3	Registration Rights Agreement, dated December 23, 2016, by and among Hydra Industries Acquisition Corp. and the Vendors, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company, filed with the SEC on December 30, 2016.

4.4	Stockholders Agreement, dated December 23, 2016, by and among the Company, Hydra Industries Sponsor LLC, Macquarie Sponsor and the Vendors, incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K of the Company, filed with the SEC on December 30, 2016.

4.5	Rights Agreement, dated as of August 13, 2017, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent (which includes the Form of Rights Certificate as Exhibit B thereto), incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Company, filed with the SEC on August 14, 2017.

5.1*	Opinion of Ellenoff Grossman & Schole LLP.

10.1	Form of Director and Officer Indemnity Agreement, incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K of the Company, filed with the SEC on December 30, 2016.

10.2†	Senior Term and Revolving Facilities Agreement, dated March 18, 2014, by and among DMSWL 631 Limited, the Original Borrowers thereunder, the Original Guarantors thereunder, Ares Management Limited and Lloyds Bank plc, incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of the Company, filed with the SEC on February 9, 2017.

10.3#	Inspired Entertainment, Inc. 2016 Long-Term Incentive Plan, incorporated herein by reference to Exhibit 10.3 to the Annual Report on Form 10-K of the Company, filed with the SEC on December 4, 2017.

10.4#	Inspired Entertainment, Inc. Second Long-Term Incentive Plan, incorporated herein by reference to Exhibit 10.16 to the Current Report on Form 8-K of the Company, filed with the SEC on December 30, 2016.

10.5#*	Inspired Entertainment, Inc. Second Long-Term Incentive Plan, as amended as of December 13, 2017.

10.6#	Form of Grant Agreements under the Inspired Entertainment, Inc. 2016 Long-Term Incentive Plan and Second Long-Term Incentive Plan, incorporated herein by reference to Exhibit 10.17 to the Current Report on Form 8-K of the Company, filed with the SEC on December 30, 2016.

10.7#*	Form of Grant Agreements for restricted stock units awards made to A. Lorne Weil and Daniel B. Silvers on December 21, 2017 under the Inspired Entertainment, Inc. Second Long-Term Incentive Plan, as amended as of December 13, 2017.

10.8#	Amendment, dated March 23, 2017, to the Service Agreement, dated April 1, 2015, by and between Inspired Gaming (Gibraltar) Limited and Luke Alvarez, incorporated herein by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q of the Company, filed with the SEC on May 8, 2017.

10.9#	Director Services Agreement, dated March 23, 2017 by and between DMWSL 633 Limited and Luke Alvarez, incorporated herein by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q of the Company, filed with the SEC on May 8, 2017.

10.10#	Service Agreement, dated April 1, 2015, by and between Inspired Gaming (Gibraltar) Limited and Luke Alvarez, incorporated herein by reference to Exhibit 10.14 to the Quarterly Report on Form 10-QT of the Company, filed with the SEC on February 9, 2017.

10.11#	Employment Agreement, dated January 16, 2017 by and between Inspired Entertainment, Inc. and A. Lorne Weil, incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of the Company, filed with the SEC on May 8, 2017.

10.12#	Employee Agreement, dated December 14, 2016, between Hydra Industries Acquisition Corp. and Daniel B. Silvers, incorporated herein by reference to Exhibit 10.3 to the Current Report on Form 8-K of the Company, filed with the SEC on December 30, 2016.

10.13#*	Amendment, dated December 22, 2017, to the Employee Agreement, dated December 14, 2016, between Hydra Industries Acquisition Corp. and Daniel B. Silvers.

10.14#	Service Agreement, dated March 18, 2009, by and between Inspired Gaming (UK) Limited and Steven Rogers, incorporated herein by reference to Exhibit 10.15 to the Quarterly Report on Form 10-QT of the Company, filed with the SEC on February 9, 2017.

10.15#	Amendment, dated April 29, 2010, to the Service Agreement, dated March 18, 2009, by and between Inspired Gaming (UK) Limited and Steven Rogers, incorporated herein by reference to Exhibit 10.10 to Amendment No. 1 to the Registration Statement on Form S-3 on Form S-1 of the Company, filed with the SEC on July 3, 2017.

10.16#	Employment Agreement, dated March 23, 2017, by and between Inspired Gaming (UK) Limited and Stewart Baker, incorporated herein by reference to Exhibit 10.4 to the Quarterly Report on Form 10-Q of the Company, filed with the SEC on May 8, 2017.

10.17#	Amendment, dated October 25, 2017, to Service Agreement dated March 23, 2017, by and between Inspired Gaming (UK) Limited and Stewart Baker, incorporated herein by reference to Exhibit 10.14 to the Annual Report on Form 10-K of the Company, filed with the SEC on December 4, 2017.

10.18#	Service Agreement, dated October 1, 2008, by and between Inspired Gaming (UK) Limited and Lee Gregory, incorporated herein by reference to Exhibit 10.6 to the Quarterly Report on Form 10-Q of the Company, filed with the SEC on May 8, 2017.

10.19#	Amendment, dated July 6, 2010, to Service Agreement dated October 1, 2008, by and between Inspired Gaming (UK) Limited and Lee Gregory, incorporated herein by reference to Exhibit 10.7 to the Quarterly Report on Form 10-Q of the Company, filed with the SEC on May 8, 2017.

10.20#	Letter, dated March 16, 2017 by and between Inspired Gaming (UK) Limited and Lee Gregory, incorporated herein by reference to Exhibit 10.8 to the Quarterly Report on Form 10-Q of the Company, filed with the SEC on May 8, 2017.

10.21#	Service Agreement, dated October 1, 2008, by and between Inspired Gaming (UK) Limited and David Wilson, as amended, incorporated herein by reference to Exhibit 10.16 to the Quarterly Report on Form 10-QT of the Company, filed with the SEC on February 9, 2017.

10.22#	Settlement Agreement, dated September 21, 2017, by and between Inspired Gaming (UK) Limited and David Wilson, incorporated herein by reference to Exhibit 10.19 to the Annual Report on Form 10-K of the Company, filed with the SEC on December 4, 2017.

10.23#	Service Agreement, dated July 6, 2010, by and between Inspired Gaming UK Limited and Steven Holmes, incorporated herein by reference to Exhibit 10.5 to the Quarterly Report on Form 10-Q of the Company, filed with the SEC on May 8, 2017.

10.24#	Letter, dated April 5, 2017, by and between Inspired Gaming UK Limited and Steven Holmes, incorporated herein by reference to Exhibit 10.9 to the Quarterly Report on Form 10-Q of the Company, filed with the SEC on May 8, 2017.

10.25#	Settlement Agreement, dated September 21, 2017, by and between Inspired Gaming UK Limited and Steven Holmes, incorporated herein by reference to Exhibit 10.22 to the Annual Report on Form 10-K of the Company, filed with the SEC on December 4, 2017.

10.26#	Inspired Entertainment, Inc. Employee Stock Purchase Plan, incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-8 of the Company, filed with the SEC on July 14, 2017.

10.27#	Non-Employee Director Compensation Policy (adopted May 2017, as supplemented), incorporated herein by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q of the Company, filed with the SEC on August 7, 2017.

10.28	Promissory Note, dated March 16, 2016, by and between Hydra Industries Acquisition Corp. and Hydra Industries Sponsors LLC, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company, filed with the SEC on March 22, 2016.

10.29	Promissory Note, dated March 16, 2016, by and between Hydra Industries Acquisition Corp. and MIHI LLC, incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K of the Company, filed with the SEC on March 22, 2016.

10.30†	Letter Agreement, dated as of June 21, 2016, by and among Hydra Industries Acquisition Corp. and Macquarie Capital (USA), Inc., incorporated herein by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q/A of the Company, filed with the SEC on May 3, 2017.

21.1	Subsidiaries of the Company, incorporated herein by reference to Exhibit 21.1 to the Annual Report on Form 10-K of the Company, filed with the SEC on December 4, 2017.

23.1*	Consent of Marcum LLP.

23.2	Consent of Ellenoff Grossman & Schole LLP (included in Exhibit 5.1).

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Schema

101.CAL*	XBRL Taxonomy Calculation Linkbase

101.DEF*	XBRL Taxonomy Definition Linkbase

101.LAB*	XBRL Taxonomy Label Linkbase

101.PRE*	XBRL Taxonomy Presentation Linkbase

#	Indicates management contract or compensatory plan.
*	Previously filed.
**	Filed herewith.
†	Registrant has omitted portions of the relevant exhibit and filed such exhibit separately with the SEC pursuant to a grant of confidential treatment under Rule 406 under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized on January 19, 2018.

INSPIRED ENTERTAINMENT, INC.

By:	/s/ Luke L. Alvarez
Luke L. Alvarez
President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ A. Lorne Weil	January 19, 2018
A. Lorne Weil
Executive Chairman and Director

By:	/s/ Luke L. Alvarez	January 19, 2018
Luke L. Alvarez
President and Chief Executive Officer
and Director (Principal Executive Officer)

By:	/s/ Stewart F.B. Baker	January 19, 2018
Stewart F.B. Baker
Chief Financial Officer
(Principal Financial and Accounting Officer)

By:	*	January 19, 2018
Nicholas Hagen
Director

By:	*	January 19, 2018
M. Alexander Hoye
Director

By:	*	January 19, 2018
Ira H. Raphaelson
Director

By:	*	January 19, 2018
John M. Vandemore
Director

By:	*	January 19, 2018
Roger D. Withers
Director

*By:	/s/ Luke L. Alvarez
Luke L. Alvarez Attorney-in-fact